SCUDDER NEW ASIA FUND, INC.

                                 Annual Report
                               December 31, 1995

A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.
---------------------------

Investment objective and policies

*  long-term  capital   appreciation  through  investment  primarily  in  equity
securities of Asian companies

Investment characteristics

* a closed-end investment company investing in a broad spectrum of Asian companies and industries

* a vehicle for international diversification through participation in Asian stock markets


General Information
-------------------

Executive offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523
   State Street Bank and Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--SAF



Contents
--------

In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Portfolio                                       9
Financial Statements                                      15
Financial Highlights                                      18
Notes to Financial Statements                             19
Report of Independent Accountants                         24
Tax Information                                           25
Dividend Reinvestment and
   Cash Purchase Plan                                     27
Shareholder Meeting Results                               29
Investment Manager                                        30
Directors and Officers                                    30

This report is sent to the shareholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief

* Asian stock prices were restrained during the year by a number of factors, including strong returns in the U.S. and a reluctance on the part of investors worldwide to participate in the smaller, developing markets.

*  Your portfolio  managers took advantage of the markets' malaise by purchasing
   fundamentally   strong   companies  with  solid  earnings  gains  selling  at
   attractive valuations.

* The portfolio was broadly diversified across 12 Asian countries during the year, with strategic additions to holdings in Indonesia and the Philippines.


Letter to Shareholders
----------------------

Dear Shareholders:


   In  1995,   strong  growth  in  U.S.   equities   coupled  with  a  lingering
anti-emerging market bias worldwide restrained investor interest in Asian stocks. Scudder New Asia Fund, Inc. returned -2.36% during the period, based on a $2.15 decline in net asset value per share and a $1.67 per share capital gain distribution. Fund shares traded on the New York Stock Exchange declined somewhat less, contributing to a -0.04% return at market price for the period. The unmanaged Morgan Stanley Combined Asia Free (plus Japan at 25%) Index returned a comparatively stronger 1.58% due in part to its greater exposure to Hong Kong, where property-related stocks were generally favored by Asian equity investors during the period.

The Year That Was

   The stellar performance of U.S. equities in 1995 generally kept U.S. investment capital at home, depriving Asian markets of liquidity. Meanwhile, an anti-emerging market bias was exacerbated by recurring Mexican peso panics, which hurt the smaller Asian markets in particular.

   Sentiment rather than a change in local fundamentals seemed to be a key driver of equity prices in 1995. Markets that performed relatively well--Hong Kong, Singapore, and Malaysia--were viewed relatively less favorably by our analysts on a fundamental basis. Smaller markets such as the Philippines were weak despite superior economic growth and a supply of companies with excellent short- and long-term prospects selling at attractive valuations. Our belief in the fundamentals of these markets is reflected in the Fund's country weightings. We have taken advantage of the markets' malaise by adding to stocks at what we believe are attractive prices. Five of the Fund's largest country weightings are reviewed below.

   Hong Kong was one of the few strong Asian markets in 1995, rising approximately 20% in U.S. dollar terms. Our stance on Hong Kong currently is neutral. On the one hand, the market may remain an important beneficiary of liquidity inflows. On the other hand, we note Hong Kong's imminent reversion to Chinese sovereignty in 1997 and its potentially negative effect on trade and property values. Also, corporate profit growth has decelerated and may remain weak. We have avoided pure real estate plays in Hong Kong. Short term, this has held back the Fund's relative performance since real estate stocks were the strongest in the Hong Kong market in 1995. Instead, we have concentrated on more diversified "regional plays" such as holding company First Pacific. First Pacific's businesses are involved in marketing, distribution, and telecommunications in 25 countries throughout Asia. We believe Hong Kong's broader-based regional companies are positioned best to weather any shocks associated with the upcoming transfer of sovereignty.

   The Indonesian stock market rose 5% in dollar terms in 1995, making it a relatively good performer in the Asian context. Still, returns were moderated by several factors, including a large number of new stock offerings, rumors that the rupiah would be devalued, and concerns that rising imports would translate into more trade shortfalls in 1996. We remain sanguine about Indonesia's trade balance. Most imports are unfinished or capital goods and therefore appropriate for Indonesia's high-growth stage of economic development. Further, realization of scheduled foreign direct investment over the next 18 months should have a beneficial and growing impact on the country's balance of payments. We have been quite positive on Indonesia and remain overweight. Well-managed companies with strong visible growth are selling at compelling multiples. We anticipate average 1996 corporate profit growth in excess of 20% on a market multiple near ten times earnings.

   Most would agree that 1995 was not a good year for Japan. Beginning with the Kobe earthquake that led to Nick Leeson's troubles with Nikkei futures at the expense of Barings PLC, through the Aum Shinrikyo nerve gas incidents, banking failures, political scandals, Daiwa Bank's banishment from New York, and revelations of a nuclear reactor crisis, the year was notable for its bad news. The stock market nevertheless climbed a wall of worry in the second half, racking up a respectable 10%+ gain for dollar investors that resulted in a -2% return for the year. We plan to continue adding to our Japan weighting into the first quarter as the country's economic recovery gathers steam. The major short-term concerns remain the banking/real estate crisis and the yen. Authorities have dealt with some of the former problem--indeed, the fact that "the problem" is being explicitly discussed in those terms is encouraging--yet much remains to be done. Mounting revelations of political malfeasance, appalling bureaucratic misjudgments, and even involvement by the Japanese mob have turned voters cynical and very much against a publicly financed bailout of the size that would be needed to clean things up. The yen/dollar rate has provided relief recently, but there is always the threat that a short-lived spike in the value of the yen could spook investors. In general, we believe Japanese corporate earnings will continue to recover in 1996, perhaps more than is commonly anticipated. This will result primarily from restructuring and the increased contributions from offshore manufacturing facilities. Against a slower pace of deflation we are finding some companies with sufficient marketing clout to raise prices. Going into the new year, we continue to hold steel stocks for their strong earnings recovery off a very depressed base; blue chip manufacturers, particularly those exposed to the embryonic personal computer revolution in Japan; and basic retailers, long absent from the portfolio and poised to benefit from a slower pace of deflation and a nascent recovery in consumption.

   Malaysia's stock market did well in dollar terms in the first half of 1995 but gave back most of its gains in the second half, ending the year with a 2% return. Our underweight position in Malaysia from late spring meant we missed some of the second quarter's 8% rise but limited the impact of the third and fourth quarter's retreat. In the fourth quarter we did some "bargain shopping" but remained underweight as of December 31. Malaysia's GNP has increased in excess of 8% a year for the past eight years. Careful scripting of government announcements notwithstanding, the country began to pay the price last year in the form of rampant wage inflation, rising interest rates, and downward currency pressure. Also of concern are increasing competition from other Asian countries and a widening current account deficit. On the positive side, political jockeying for power seems to have calmed down and although the government continues to deny that economic overheating exists, they are quietly trying to address the problem. We believe these issues will restrain the Malaysian stock market in the coming months. Our Malaysian exposure is concentrated in banks benefiting from strong loan growth and ongoing margin expansion, and in civil engineering firms involved in essential infrastructure development projects slated to continue into the next decade.

   The Philippine stock market gave one of the region's wilder rides in 1995, returning -13% to U.S. dollar-based investors. Contributing to this poor performance were a fear of inflation (exacerbated by rising food prices in the wake of severe typhoon damage) and the anti-emerging market sentiment discussed earlier. We remain positive on opportunities in the Philippines. The market has gone from cheap to cheaper, trading at 13 times 1996 earnings with the expectation of 25% earnings gains on average. In our view, inflation is under control. Interest rates may creep up slightly but the end is in sight. Money supply growth remains within the IMF's target range, and deregulation, particularly in the oil and retail industries, should continue in 1996. Political stability is intact with a strong sense of cooperation and consensus among political leaders. Although the country's balance sheet is weak, it is continually improving. Multinational foreign direct investment in the Philippines has been booming thanks to the positive experience of big names now manufacturing there such as Motorola, and a very competitive cost structure relative to neighboring countries. We remain overweight in the Philippines with our exposure concentrated in infrastructure (power, water, transportation, cement), home building, and retail--areas that should benefit from the country's rapid economic growth.


Outlook

   The portfolio is positioned to benefit from two changes we expect going forward. First, weaker returns in U.S. equities should bring global investors--and hence liquidity--back to Asian markets. Second, the relative price for growth in emerging Asian markets should become sufficiently compelling to enable them to outperform their larger Asian neighbors. As we saw in 1993, the smaller Asian markets can move up very far very quickly. It is unlikely that 1996 will be another 1993, but once these stocks start to move we may see strong upward momentum in prices. The portfolio reflects our best research conclusions, including fundamentally attractive companies and country weightings based on our expectations for economic, political, and market developments.

   We are pleased that you are an investor in the Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,



/s/Nicholas Bratt              /s/Edmond D. Villani
Nicholas Bratt                 Edmond D. Villani
President                      Chairman of the Board

Other Information
-----------------

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan, who has been a member of the Fund's team since its inception in 1987, has 12 years of Pacific Basin research and investment management experience. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 20 years of experience in worldwide investing, including 19 years of experience as a portfolio manager, and has been at Scudder since 1976. Seung Kwak, Portfolio Manager, has directed our Tokyo-based research effort since he joined Scudder in 1988. Joyce E. Cornell, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1991. Ms. Cornell has eight years of investment experience as a research analyst. Eileen O. Gerspach, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Gerspach, who joined the team in 1994, has worked in the investment industry since 1984 and has eight years of experience as a portfolio manager.

Dividend Reinvestment Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. Its features are more fully described on page 27.

Annual Meeting Election Results

   At the October 11, 1995, Annual Meeting, the shareholders elected four directors, which appeared in your proxy statement. The selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending December 31, 1995, was ratified. Shareholders also approved the continuance of the investment advisory, management and administration agreement between the Fund and Scudder, Stevens & Clark, Inc. Please see the table entitled "Shareholder Meeting Results" on page 29 for more information.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

SCUDDER NEW ASIA FUND
INVESTMENT SUMMARY AS OF DECEMBER 31, 1995
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   Total Return (%)
LIFE OF FUND                   -----------------------------------------------
                                    Market Value          Net Asset Value (a)
                               ---------------------     ---------------------
                                            Average                   Average
                               Cumulative    Annual      Cumulative    Annual
                               ---------------------     ---------------------
            Quarterly              1.98         --         -1.83          --
            One Year              -0.04      -0.04         -2.36       -2.36
            Three Year            46.54      13.58         49.48       14.34
            Five Year             82.14      12.74         71.48       11.39
            Life of Fund*        135.91      10.57        167.48       12.21



-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1987*    1988    1989    1990    1991    1992    1993    1994    1995
                     ------------------------------------------------------------------------
NET ASSET VALUE...   $10.81   $12.04  $16.36  $13.44  $14.94  $14.73  $25.06  $17.44  $15.29
INCOME DIVIDENDS..   $  .02   $  .05  $   --  $  .08  $  .08  $  .08  $  .32  $  .23  $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $   --  $ 1.38  $ 2.11  $  .11  $  .43  $  .08  $ 4.20  $ 1.67
TOTAL RETURN (%)..    -2.93    11.78   47.84   -2.77   12.54    1.94   73.32  -11.67   -2.36


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

*   The Fund commenced operations on June 25, 1987.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER NEW ASIA FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
                    --------------------------
                    Common Stocks      89%
                    Convertible Bonds   4%
                    Cash Equivalents    6%
                    Limited Partnership 1%
                                      ----
                                      100%
                                      ====

Geographical breakdown of the         Sector breakdown of the Fund's
Fund's equity securities              equity securities
-----------------------------         ------------------------------
Japan                  26%            Financial              27%
Hong Kong              17%            Manufacturing          18%
Indonesia              13%            Consumer Staples       11%
Malaysia                8%            Metals and Minerals     8%
Korea                   7%            Construction            7%
Thailand                7%            Technology              5%
Philippines             7%            Service Industries      4%
Pakistan/India          5%            Health                  4%
Taiwan                  4%            Durables                3%
Other                   6%            Other                  13%
                      ----                                  ----
                      100%                                  100%
                      ====                                  ====

Graphs in the form of a pie charts appear, illustrating the exact data points in the above tables.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. FIRST PACIFIC CO., LTD.
    International management and investment company in Hong Kong

 2. MODERN PHOTO FILM CO.
    Photographic film distributor in Indonesia

 3. HSBC HOLDINGS LTD.
    Bank in Hong Kong

 4. HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

 5. HM SAMPOERNA
    Tobacco company in Indonesia

 6. OVERSEAS UNION BANK LTD.
    Leading bank group in Singapore

 7. SWIRE PACIFIC LTD.
    General trading and real estate company in Hong Kong

 8. NICHIEI CO., LTD.
    Finance company for small- and medium-sized firms in Japan

 9. KOREA MOBILE TELECOM
    Korea's largest mobile telecommunication company

10. JAPAN ASSOCIATED FINANCE CO.
    Venture capital company in Japan

[logo] Scudder New Asia Fund, Inc.
Investment Portfolio as of December 31, 1995
==========================================================================================================
                   Principal                                                                      Market
                  Amount ($)                                                                     Value ($)
----------------------------------------------------------------------------------------------------------
REPURCHASE
AGREEMENTS - 6.0%

                   8,410,000  Repurchase Agreement with Donaldson, Lufkin &
                                Jenrette dated 12/29/95 at 5.85% to be repurchased
                                at $8,415,467 on 1/2/96, collateralized by a
                                $7,816,000 U.S. Treasury Note, 8.125%, 2/15/98
                                (Cost $8,410,000) ........................................       8,410,000
                                                                                                 ---------
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 3.9%

INDIA 0.6%           865,000  Reliance Industries, 3.5%, 11/3/99 (Producer of textiles,
                                synthetic fibers and plastics) ...........................         869,325
JAPAN 0.5%           700,000  THK Co., Ltd., 2.25%, 3/31/99 (Manufacturer of linear
                                motion systems for industrial machinery) .................         668,026
KOREA 0.9%         1,000,000  Ssangyong Cement Industrial Co., Ltd., 3%, 12/31/05
                                (Major cement producer) ..................................       1,205,000
MALAYSIA 0.8%        960,000  United Engineers Malaysia, 2%, 3/1/04 (Leading
                                comprehensive contractor) ................................       1,094,400
TAIWAN 1.1%        2,040,000  TECO Electric & Machinery, 2.75%, 4/15/04
                                (Manufacturer of household appliances and
                                computer products) .......................................       1,616,700
                                                                                                 ---------
                              TOTAL CONVERTIBLE BONDS (Cost $5,915,034) ..................       5,453,451
                                                                                                 ---------
----------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP - 0.8%

JAPAN                 1 unit  JAFCO #6 Investment Enterprise Partnership (b)
                                (Venture capital company) (Cost $773,606) ................       1,065,709
                                                                                                 ---------
----------------------------------------------------------------------------------------------------------
COMMON STOCKS - 89.0%
                    Shares
                    ------
CHINA 0.2%            28,000  China Yuchai International Ltd. (Holding company for
                                Guangxi Yuchai Machinery Co., which manufactures
                                and sells diesel truck engines) ..........................         227,500
                                                                                                 ---------
HONG KONG 16.4%    2,093,000  China Resources Enterprises Ltd. (Property investment
                                and holding company) .....................................       1,082,703
                   4,191,238  First Pacific Co., Ltd. (International management and
                                investment company) ......................................       4,634,347
                     247,687  HSBC Holdings Ltd. (Bank) ..................................       3,747,737

   The accompanying notes are an integral part of the financial statements.

[logo] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)
==========================================================================================================
                                                                                                  Market
                    Shares                                                                       Value ($)
----------------------------------------------------------------------------------------------------------
                     168,000  Hang Seng Bank Ltd. (Commercial banking and related
                                financial services) ........................................     1,504,559
                     608,000  Hutchison Whampoa, Ltd. (Container terminal and real
                                estate company) ............................................     3,695,571
                     670,000  Jinhui Shipping & Transportation Co., Ltd. (Operator of
                                dry bulk cargo ships in southern China) ....................       824,100
                     430,000  Swire Pacific Ltd. "A" (General trading and real estate
                                company) ...................................................     3,336,566
                     812,000  Television Broadcasts, Ltd. (Television broadcasting) ........     2,893,062
                     380,000  VTech Holdings Ltd. (Manufacturer of consumer electronic
                                products) ..................................................       697,834
                   2,934,300  Yips Hang Cheung (Manufacturer of mixed solvents and paints) .       360,502
                                                                                                ----------
                                                                                                22,776,981
                                                                                                ----------

INDIA 4.4%            78,500  Bajaj Auto (GDR) (Maker of two and three wheel vehicles) .....     2,021,375
                      90,000  Indian Hotels & Resorts Co., Ltd. (GDR) (Hotel operator) .....     1,743,750
                      75,000  Ranbaxy Laboratories (GDR) (Pharmaceutical company)* .........     1,884,000
                      30,400  Reliance Industries (GDS) (Producer of textiles, synthetic
                                fibers and plastics) .......................................       425,600
                                                                                                ----------
                                                                                                 6,074,725
                                                                                                ----------
INDONESIA 12.2%    1,462,000  Bakrie & Brothers (Manufacturer of industrial steel products, steel pipes, corrugated sheet iron, asbestos and fiber
                                cements) ...................................................     2,653,532
                     345,000  HM Sampoerna (Tobacco company) ...............................     3,591,078
                     419,500  Indorama Synthetics (Producer of polyester chips, staple
                                fibers and texturized yarn) ................................     1,518,199
                     593,500  Jaya Real Properties (Property developer) ....................     1,648,251
                     531,000  Kalbe Farma (IDR) (Pharmaceutical producer and distributor)* .     1,799,803
                      31,000  Kalbe Farma ..................................................       105,073
                     533,000  Modern Photo Film Co. (Photographic film distributor) ........     3,088,673
                     180,000  Modern Photo Film Co. (IDR) (New)** ..........................     1,043,079
                   1,085,000  Sekar Bumi (Producer of frozen raw shrimp, prawns and fish) ..       949,049
                         424  Supreme Cable Co. (b) (Manufacturer of power and
                                telecommunication cables) ..................................           630
                      52,271  Unilever-Indonesia (Consumer products manufacturer) ..........       628,669
                                                                                                ----------
                                                                                                17,026,036
                                                                                                ----------
JAPAN 23.1%           30,000  Ariake Japan Co., Ltd. (Leading maker of natural seasonings
                                made from meat extracts) ...................................     1,030,978


   The accompanying notes are an integral part of the financial statements.

==========================================================================================================
                                                                                                  Market
                    Shares                                                                       Value ($)
----------------------------------------------------------------------------------------------------------
                      70,000  Asahi Diamond Industrial Co., Ltd. (Leading manufacturer of diamond-tipped tools, especially for use in electric
                                machinery and automobile industries) .......................       982,575
                     156,000  Canon Inc. (Leading producer of visual image and
                                information equipment) .....................................     2,824,008
                         278  East Japan Railway Co. (Railway operator) ....................     1,350,978
                      16,000  FCC Co., Ltd. (Manufacturer of motorcycle and
                                automobile clutches) .......................................       563,795
                         700  Hasegawa Co., Ltd. (Leading retailer of Buddhist altars and
                                accessories) ...............................................         4,947
                     158,000  Hitachi Metals, Ltd. (Major producer of high-quality
                                specialty steels) ..........................................     1,973,088
                      28,000  Japan Associated Finance Co. (Venture capital company) .......     2,954,501
                     250,000  Kawasaki Steel Corp. (Major integrated steelmaker) ...........       871,249
                      34,000  Kyocera Corp. (Leading ceramic package manufacturer) .........     2,524,492
                      19,000  Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) ..........     1,180,833
                     233,000  NSK Ltd. (Leading manufacturer of bearings and other
                                machinery parts) ...........................................     1,691,675
                      44,326  Nichiei Co., Ltd. (Finance company for small and
                                medium-sized firms) ........................................     3,304,068
                      13,000  Nippon Electric Glass Co., Ltd. (Leading producer of
                                cathode-ray tube glass) ....................................       246,660
                      12,400  Riso Kagaku Corp. (Manufacturer of copying machines) .........     1,045,537
                      28,800  Royal Ltd. (Wholesaler and retailer of automobile
                                equipment and parts) .......................................       961,859
                      35,900  SMC Corp. (Leading maker of pneumatic equipment) .............     2,596,060
                     172,000  ShinMaywa Industries, Ltd. (Leading maker of dump trucks
                                and other specialty vehicles) ..............................     1,418,625
                      28,000  Square Co., Ltd. (Producer of software for video games) ......     1,146,563
                      60,000  Sumitomo Electric Industries, Ltd. (Leading manufacturer
                                of electric wires and cables) ..............................       720,232
                     601,000  Sumitomo Metal Industries, Ltd. (Leading integrated crude
                                steel producer)* ...........................................     1,821,036
                      30,400  THK Co., Ltd. (Manufacturer of linear motion systems for
                                industrial machinery) ......................................       865,208
                                                                                                ----------
                                                                                                32,078,967
                                                                                                ----------
KOREA 5.9%            33,400  Choongnam Spinning Co., Ltd. (Korea's leading
                                manufacturer of cotton yarn) ...............................       650,132

   The accompanying notes are an integral part of the financial statements.

[logo] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)
===========================================================================================================
                                                                                                   Market
                    Shares                                                                        Value ($)
-----------------------------------------------------------------------------------------------------------
                      23,600  Daewoo Securities Co., Ltd. (Brokerage and financial services) ..     614,528
                      29,000  Dong-A Pharmaceutical (Pharmaceutical company) ..................     785,047
                       2,727  Korea Mobile Telecom (c) (Mobile telecommunication company) .....   3,074,137
                      81,800  Pohang Iron & Steel Co., Ltd. (ADR) (Leading producer of
                                steel products for construction and shipbuilding industries) ..   1,789,375
                       5,083  Samsung Electronics Co., Ltd. (c)
                                (Major electronics manufacturer) ..............................     933,123
                         159  Samsung Electronics Co., Ltd. (GDS) (Non-voting) ................       9,381
                       1,051  Samsung Electronics Co., Ltd. (GDS) (Voting) ....................     100,896
                       2,446  Samsung Electronics Co., Ltd. (GDS) (Voting) (New)*..............     227,478
                          63  Samsung Electronics Co., Ltd. (c) (New)** .......................      11,524
                                                                                                  ---------
                                                                                                  8,195,621
                                                                                                  ---------
MALAYSIA 6.6%        693,000  Arab-Malaysian Corp. (Investment holding company with
                                interests in financial services, infrastructure and property) .   2,510,375
                         500  Genting Berhad (Operator of tourist resorts, hotels and
                                restaurants) ..................................................       4,174
                     298,000  Malayan Banking Berhad (Leading banking and financial
                                services group) ...............................................   2,511,005
                   1,645,000  Renong Berhad (Holding company involved in engineering and construction, financial services, telecommunication
                                and information technology) ...................................   2,435,406
                      15,000  Time Engineering Berhad (Conglomerate: project
                                engineering, power production, telecommunication
                                and electronic data services) .................................      34,847
                     270,000  United Engineers (Leading comprehensive contractor) .............   1,722,251
                                                                                                  ---------
                                                                                                  9,218,058
                                                                                                  ---------
PAKISTAN 0.1%         43,370  Adamjee Insurance (Insurance company) ...........................     131,191
                                                                                                  ---------
PHILIPPINES 6.6%   7,561,000  Aboitiz Equity Ventures Inc. (Conglomerate: electricity,
                                infrastructure, shipbuilding) .................................   1,441,289
                   1,181,700  Ayala Corp. "B" (Industrial conglomerate) .......................   1,441,647
                     710,500  Bacnotan Cement Corp. (Producer of portland and
                                pozzolan cements) .............................................     487,571
                   2,277,200  C & P Homes, Inc. (Home construction company) ...................   1,671,220
                     468,700  First Philippine Holdings Corp. "B" (Holding company involved in electric power distribution, construction
                                services, passenger bus transportation) .......................     911,311
                   1,250,000  International Container Terminal Services, Inc.
                                (Containerized cargo handling firm)* ..........................     655,261

   The accompanying notes are an integral part of the financial statements.

===========================================================================================================
                                                                                                   Market
                    Shares                                                                        Value ($)
-----------------------------------------------------------------------------------------------------------
                   4,538,000  SM Prime Holdings Corp. (Leader in commercial center
                                operations)* ................................................     1,297,560
                   5,751,700  Southeast Asia Cement Holdings, Inc. (Cement producer)* .......       745,550
                   1,891,000  Vitarich Corp. (Operator of poultry farms and hatcheries) .....       519,070
                                                                                                -----------
                                                                                                  9,170,479
                                                                                                -----------
SINGAPORE 2.4%         1,487  Jardine Matheson Holdings, Ltd. (Conglomerate: real estate,
                                merchandising, engineering) .................................        10,186
                     488,000  Overseas Union Bank Ltd. (Leading bank group) .................     3,363,733
                                                                                                -----------
                                                                                                  3,373,919
                                                                                                -----------
TAIWAN 2.1%           65,000  Advanced Semiconductor Engineering Co., Ltd. (GDR)
                                (Manufacturer of integrated circuit packages) ...............       859,625
                     666,000  Taiwan Semiconductor Manufacturing Co. (Manufacturer
                                of integrated circuits and other semiconductor devices) .....     2,086,818
                                                                                                -----------
                                                                                                  2,946,443
                                                                                                -----------
THAILAND 6.7%         59,600  Ban Pu Coal Public Co., Ltd. (Leading miner of
                                sub-bituminous coal in southeast Asia) ......................     1,296,578
                     133,100  Bangkok Bank Ltd. (Leading commercial bank,
                                providing full range of financial services) .................     1,616,856
                     130,000  PTT Exploration and Production Co., Ltd. (Petroleum refinery) .     1,362,445
                     576,200  Sahavirya Steel Industry (Steel producer)* ....................       766,284
                      25,500  Siam Cement Co., Ltd. (Construction materials and
                                industrial conglomerate) ....................................     1,413,180
                     202,250  TPI Polene Co., Ltd. (Producer and distributor of low
                                density polyethylene plastic pellets) .......................     1,204,347
                      10,112  TPI Polene Co., Ltd. Rights (b)* ..............................        56,200
                     159,260  Thai Farmers Bank (Commercial bank) ...........................     1,605,877
                                                                                                -----------
                                                                                                  9,321,767
                                                                                                -----------
UNITED STATES 2.3%    88,800  Freeport McMoRan Copper & Gold, Inc. "A" (U.S. company
                                mining in Indonesia) ........................................     2,486,400
                      46,981  Pacific Basin Bulk Shipping Ltd. (Shipping company specializing in the handysize dry bulk carrier segment
                                in the Pacific region) ......................................       540,279
                     127,500  Pacific Basin Bulk Shipping Ltd. Warrants (expire 9/30/99)* ...       111,563
                                                                                                -----------
                                                                                                  3,138,242
                                                                                                -----------
                              TOTAL COMMON STOCKS (Cost $106,570,535) .......................   123,679,929
                                                                                                -----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                      13

[logo] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)
=============================================================================================================
                     Principal                                                                       Market
                      Amount                                                                        Value ($)
-------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS 0.3%

JAPANESE YEN       1,500,000,000  Put on Japanese Yen, strike price JPY 102.31, expires 4/9/96
                                    (Cost $352,500) ............................................      388,020
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $122,021,675) (a) ..  138,997,109
                                                                                                  ===========

(a) The cost for federal income tax purposes was $123,233,400. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $15,763,709. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of
    $23,175,294 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,411,585.
(b) Securities valued in good faith by the valuation committee of the Board of Directors. The cost for these securities at December 31, 1995 aggregated $774,520. See Note A of the Notes to Financial Statements.
(c) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the
    Valuation Committee of the Board of Directors. The cost of these securities at December 31,1995 was
    $607,366. See Note A of the Notes to Financial Statements.
  * Non-income producing security.
 ** New shares issued during 1995, eligible for a pro rata share of 1995 dividends.
    See page 8 for sector breakdown of the Fund's equity securities.

At December 31, 1995, the outstanding written option was as follows (Note A):
     Call Option            Principal Amount (JPY)     Expiration Date    Strike Price    Market Value ($)
-------------------------------------------------------------------------------------------------------------
Japanese Yen (Premium
  received $352,500) ...       1,500,000,000               4/9/96           JPY 93.0          72,750

Transactions in written call options during the year ended December 31, 1995 were:

                                       Options on  Currencies
                                  -------------------------------
                                     Japanese         Premiums
                                    Yen (000's)      Received ($)
                                  -------------------------------
Outstanding at
  December 31, 1994 ....            1,970,000          958,000
  Written ..............            3,000,000          666,954
  Closed ...............           (1,500,000)        (314,454)
  Exercised ............           (1,970,000)        (958,000)
                                  -------------------------------
Outstanding at
  December 31, 1995 ....            1,500,000          352,500
                                    =========          =======

   The accompanying notes are an integral part of the financial statements.

[logo] Scudder New Asia Fund, Inc.
Financial Statements
============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $122,021,675) (Note A) .................                $138,997,109
Cash ...........................................................................                         535
Foreign currency holdings, at market (identified cost $610,372) (Note A) .......                     610,631
Other receivables:
  Investments sold .............................................................                     661,979
  Dividends and interest .......................................................                     174,404
Other assets ...................................................................                       1,307
                                                                                                ------------
  Total assets .................................................................                 140,445,965
LIABILITIES
Payables:
  Dividends ....................................................................   $7,037,599
  Investments purchased ........................................................      178,805
  Accrued management fee (Note C) ..............................................      138,244
  Other accrued expenses (Note C) ..............................................      150,803
  Written options, at value (premium received $352,500) (Note A) ...............       72,750
                                                                                   ----------
    Total liabilities ..........................................................                   7,578,201
                                                                                                ------------
Net assets, at market value ....................................................                $132,867,764
                                                                                                ============
NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income .................                $ (1,030,023)
  Accumulated net realized loss on investment transactions .....................                    (934,234)
  Net unrealized appreciation (depreciation) on:
    Investments ................................................................                  16,975,434
    Options ....................................................................                     279,750
    Foreign currency related transactions ......................................                      (1,892)
  Common stock .................................................................                      86,884
  Additional paid-in capital ...................................................                 117,491,845
                                                                                                ------------
Net assets, at market value ....................................................                $132,867,764
                                                                                                ============
NET ASSET VALUE per share ($132,867,764 / 8,688,394 shares of common stock
  issued and outstanding, $.01 par value, 50,000,000 shares authorized) ........                      $15.29
                                                                                                ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                      15

[logo] Scudder New Asia Fund, Inc.
Financial Statements (continued)
==========================================================================================================
----------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Dividends (including taxes withheld of $135,441) ........................                  $ 1,771,542
    Interest ................................................................                      553,368
                                                                                               -----------
                                                                                                 2,324,910
    Expenses:
      Management fee (Note C) ...............................................   $ 1,671,767
      Custodian and accounting fees (Note C) ................................       400,134
      Directors' fees and expenses (Note C) .................................        90,156
      Auditing ..............................................................        97,155
      Reports to shareholders ...............................................        71,645
      Services to shareholders ..............................................        31,372
      Legal .................................................................        28,527
      Other .................................................................        24,869      2,415,625
                                                                                -----------    -----------
   Net investment loss ......................................................                      (90,715)
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
      Investments ...........................................................     6,523,045
      Options ...............................................................       302,916
      Foreign currency related transactions .................................      (491,454)     6,334,507
  Net unrealized appreciation (depreciation) during the period on:              -----------
      Investments ...........................................................   (10,109,478)
      Options ...............................................................        (4,510)
      Foreign currency related transactions .................................         8,856    (10,105,132)
                                                                                -----------    -----------
  Net loss on investment transactions .......................................                   (3,770,625)
                                                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................                  $(3,861,340)
                                                                                               ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                      16

============================================================================================================
------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                                    YEARS ENDED DECEMBER 31,
                                                                                   -------------------------
INCREASE (DECREASE) IN NET ASSETS                                                     1995           1994
------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) ..............................................   $    (90,715)   $    393,996
  Net realized gain from investment transactions ............................      6,334,507      47,392,802
  Net unrealized depreciation on investment
    transactions during the period ..........................................    (10,105,132)    (72,785,297)
                                                                                ------------    ------------
Net decrease in net assets resulting from operations ........................     (3,861,340)    (24,998,499)
                                                                                ------------    ------------
Distributions to shareholders:
  In excess of net investment income ($.23 per share for
    December 31, 1994) ......................................................             --      (1,935,479)
                                                                                ------------    ------------
  From net realized gain from investment transactions
    ($1.51 and $4.20 per share, respectively) ...............................    (13,083,441)    (35,376,835)
                                                                                ------------    ------------
  In excess of net realized gain from investment transactions
    ($.16 per share for December 31, 1995) ..................................     (1,376,361)             --
                                                                                ------------    ------------
Fund share transactions:
  Net proceeds of shares issued in connection with the Fund's rights
    offering, net of offering costs of $421,048 .............................             --      30,817,588
  Reinvestment of distributions .............................................      4,317,420         387,356
                                                                                ------------    ------------
  Net increase in net assets from Fund share transactions ...................      4,317,420      31,204,944
                                                                                ------------    ------------
DECREASE IN NET ASSETS ......................................................    (14,003,722)    (31,105,869)
Net assets at beginning of period ...........................................    146,871,486     177,977,355
                                                                                ------------    ------------
NET ASSETS AT END OF PERIOD (including accumulated distributions in excess
  of net investment income of $1,030,023 and $497,182, respectively) ........   $132,867,764    $146,871,486
                                                                                ============    ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...................................      8,423,056       7,102,417
  Shares issued in connection with Fund's rights offering ...................             --       1,304,872
  Shares issued to shareholders in reinvestment of distributions ............        265,338          15,767
                                                                                ------------    ------------
Shares outstanding at end of period .........................................      8,688,394       8,423,056
                                                                                ============    ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                      17

[logo]Scudder New Asia Fund, Inc.
Financial Highlights
==================================================================================================
--------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (A) AND
OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------
                                                                 YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------
PER SHARE OPERATING PERFORMANCE                      1995      1994      1993      1992      1991
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........     $17.44    $25.06    $14.73    $14.94    $13.44
                                                    ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income (loss) ................       (.01)      .05       .10       .08       .08
  Net realized and unrealized gain
    (loss) on investments (b) .................       (.47)    (3.21)    10.63       .22      1.61
                                                    ------    ------    ------    ------    ------
Total from investment operations ..............       (.48)    (3.16)    10.73       .30      1.69
                                                    ------    ------    ------    ------    ------
Dilution resulting from rights offering .......         --      (.03)       --        --        --
                                                    ------    ------    ------    ------    ------
Less distributions:
  From net investment income ..................         --        --      (.15)     (.08)     (.08)
  In excess of net investment income ..........         --      (.23)     (.17)       --        --
  From net realized gains on investments ......      (1.51)    (4.20)       --      (.43)     (.11)
  In excess of net realized gains
    on investments ............................       (.16)       --      (.08)       --        --
                                                    ------    ------    ------    ------    ------
Total distributions ...........................      (1.67)    (4.43)     (.40)     (.51)     (.19)
                                                    ------    ------    ------    ------    ------
Net asset value, end of period ................     $15.29    $17.44    $25.06    $14.73    $14.94
                                                    ======    ======    ======    ======    ======
Market value, end of period ...................     $14.50    $16.16(d) $27.38    $14.25    $15.13
                                                    ======    ======    ======    ======    ======
TOTAL RETURN
  Per share market value (%) ..................       (.04)   (25.10)    95.71     (2.59)    27.60
  Per share net asset value (%)(c) ............      (2.36)   (11.67)    73.32      1.94     12.54
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions) ......        133       147       178       104       106
  Ratio of operating expenses (excluding
    interest) to average net assets (%) .......       1.74      1.67      1.71      1.76      1.79
  Ratio of net investment income (loss)
    to average net assets (%) .................       (.07)      .21       .56       .50       .54
  Portfolio turnover rate (%) .................       58.1      81.6      10.3      13.7      12.3

(a)  Based on monthly average shares outstanding during the period.
(b)  Net of provision for federal income tax of $.02 per share for the year ended December 31,
     1991.
(c)  Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the
     Fund based on market.
(d)  Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchase shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.
--------------------------------------------------------------------------------------------------

                                      18

[logo]Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------
Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors, although the actual calculation may be done by others, including certain investments in securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium ($1,034,065) over the local share price ($2,984,719) for these securities valued by the Valuation Committee was approximately 0.8% of the Fund's net assets at December 31, 1995. All other securities valued in good faith by the Valuation Committee amounted to $1,122,539 or 0.8% of the Fund's net assets at December 31, 1995.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows

[logo]Scudder New Asia Fund, Inc.
Notes to Financial Statements (continued)
================================================================================
the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

================================================================================
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1995 through December 31, 1995, the Fund incurred approximately $1,405,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. Distributions of net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually.
An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

[logo]Scudder New Asia Fund, Inc.
Notes to Financial Statements (continued)
================================================================================
B. Purchases and Sales of Securities
   ---------------------------------
For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $78,650,101 and $102,558,412, respectively.

C. Related Parties
   ---------------
Under the Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager") the Fund has agreed to pay the Manager a fee equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. As manager of the assets of the Fund, the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Management Agreement. For the year ended December 31, 1995, the fee pursuant to the agreement amounted to $1,671,767, which is equivalent to an annual effective rate of 1.20% of the Fund's average weekly net assets.

Effective July 26, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $61,032, of which $12,007 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Directors' fees and expenses aggregated $90,156.

D. Investing in Foreign Markets
   ----------------------------
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

=========================================================================================
E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   ---------------------------------------------------------
                                                      NET GAIN (LOSS)     NET INCREASE
                                                     ON INVESTMENT AND     (DECREASE)
                                                     FOREIGN CURRENCY     IN NET ASSETS
QUARTER              INVESTMENT     NET INVESTMENT       RELATED            RESULTING
ENDED                 INCOME*       INCOME (LOSS)      TRANSACTIONS      FROM OPERATIONS
---------------   ---------------  ---------------  ------------------  -----------------
                             PER             PER                PER                 PER
1995               TOTAL    SHARE  TOTAL    SHARE     TOTAL     SHARE     TOTAL     SHARE
----               -----    -----  -----    -----     -----     -----     -----     -----
March 31,         $  466    $.05   $(144)   $(.02)  $ (9,580)  $(1.11)  $ (9,724)  $(1.13)
June 30,             825     .10     235      .03      4,777      .52      5,012      .55
September 30,        608     .07       3      .00      4,009      .50      4,012      .50
December 31,         426     .05    (185)    (.02)    (2,976)    (.38)    (3,161)    (.40)
                  ------    ----   -----    -----    -------   ------    -------   ------
Totals            $2,325    $.27   $ (91)   $(.01)  $ (3,770)  $ (.47)  $ (3,861)  $ (.48)
                  ======    ====   =====    =====    =======   ======    =======   ======

                             PER             PER                PER                 PER
1994               TOTAL    SHARE  TOTAL    SHARE     TOTAL     SHARE     TOTAL     SHARE
----               -----    -----  -----    -----     -----     -----     -----     -----
March 31,         $  634    $.08   $(109)   $(.01)  $(22,870)  $(2.95)  $(22,979)  $(2.96)
June 30,           1,158     .17     356      .04      4,241      .54      4,597      .58
September 30,        959     .09     158      .02     13,694     1.82     13,852     1.84
December 31,         818     .09     (11)      --    (20,457)   (2.62)   (20,468)   (2.62)
                  ------    ----   -----    -----   --------   ------   --------   ------
Totals            $3,569    $.43   $ 394    $ .05   $(25,392)  $(3.21)  $(24,998)  $(3.16)
                  ======    ====   =====    =====   ========   ======   ========   ======

* Net of foreign taxes withheld

[logo]Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW ASIA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Asia Fund, Inc., including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts COOPERS & LYBRAND L.L.P.
February 9, 1996

[logo] Scudder New Asia Fund, Inc.
Tax Information
================================================================================
By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $1.60 per share from long-term capital gains during its year ended December 31, 1995. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,539,129 as a long-term capital gain dividend for the fiscal year ended December 31, 1995.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States for its year ended December
31, 1995 was $.016 per share (representing a total of $135,441). The total amount of taxes paid by the Fund to such countries was $.016 per share (representing a total of $135,441). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 1995:


             1995 Foreign Tax Credit Tables
             ------------------------------
Country      Foreign Income   Foreign Taxes
-------      --------------   -------------
Indonesia        3.17%           18.35%
India            0.26             1.49
Japan            3.76            21.72
Korea            2.67            15.43
Malaysia         1.73            10.00
Pakistan         0.63             3.64
Philippines      0.93             5.39
Singapore        3.06            17.68
Thailand         1.09             6.30
United States   82.70               --
               ------           ------
               100.00%          100.00%
               ======           ======

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

                     (This page intentionally left blank.)

Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

     Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

     If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing  of  Dividends  and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200,
(617) 328-5000, ext. 6406.

Shareholder Meeting Results

     The Annual Meeting of Shareholders of Scudder New Asia Fund, Inc. was held on Wednesday, October 11, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of four Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

        Director:                                              Number of Votes:
        ---------                                              ----------------

                                                        For                     Withheld
                                                        ---                     --------
        Daniel Pierce                                6,744,309                   143,117
        Paul Bancroft III                            6,749,224                   138,203
        William H. Gleysteen, Jr.                    6,741,553                   145,874
        Thomas J. Devine                             6,719,866                   167,560



2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1995.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain
            ---                      -------                   -------
         6,776,290                   50,709                     60,427



3. Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ----------------
            For                      Against                   Abstain
            ---                      -------                   -------
         6,711,050                   99,549                     76,827

Investment Manager
------------------

   The  investment  manager  of  Scudder  New Asia Fund,  Inc.  (the  "Fund") is
Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Europe Fund, and Scudder World Income Opportunities Fund are traded on the New York Stock Exchange and The First Iberian Fund is traded on the American Stock Exchange.


Directors and Officers
----------------------

EDMOND D. VILLANI*
    Chairman of the Board and Director
NICHOLAS BRATT*
    President and Director
PAUL BANCROFT III
    Director
ROBERT J. CALLANDER
    Director
THOMAS J. DEVINE
    Director
WILLIAM H. GLEYSTEEN, JR.
    Director
JAMES W. MORLEY
    Honorary Director
DR. WILSON NOLEN
    Director
JURIS PADEGS*
    Vice President, Assistant Secretary and Director
HUGH T. PATRICK
    Director
DANIEL PIERCE*
    Director
ROBERT G. STONE, JR.
    Honorary Director
ELIZABETH J. ALLAN*
    Vice President
JERARD K. HARTMAN*
    Vice President
SEUNG KWAK*
    Vice President
DAVID S. LEE*
    Vice President
THOMAS F. McDONOUGH*
    Secretary and Assistant Treasurer
PAMELA A. McGRATH*
    Treasurer
EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer
COLEEN DOWNS DINNEEN*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.